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                                                                Exhibit 10(b)(b)

                      AMENDMENT TO STOCKHOLDERS' AGREEMENT


         THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT is entered into this 1st day of January, 1995, by and among Charles A. Hayes, George Greenberg, Maurice Fishman (Messrs. Hayes, Greenberg, Fishman being collectively hereinafter referred to as the "Stockholders"), and Guilford Mills, Inc., a Delaware Corporation (the "Company".)


                                  WITNESSETH:


         WHEREAS, the Stockholders and the Company entered into a Stockholders' Agreement, dated June 22, 1990, pursuant to which the Company has a right of first refusal in the event any Stockholder transfers (other than by gift) his shares of Company common stock (the "1990 Stockholders' Agreement"); and

         WHEREAS, the Stockholders and the Company believe that it is desirable to amend the 1990 Stockholders' Agreement in order to clarify that such agreement applies to all shares of Company common stock beneficially owned by any Stockholder.

         NOW, THEREFORE, in consideration of the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and parties hereto agree as follows:

         1. The following paragraph is added to paragraph 2 the 199 Stockholders' Agreement immediately following sub-paragraph 2(e):

                          (f) For purpose of this Agreement, a person shall be deemed o own shares Company common stock if he beneficially owns such stock within the meaning of Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended.

         2. Except as otherwise expressly set forth above, the 1990 Stockholders' Agreement remains unmodified and in full force and effect.



                   [Signatures appear on the following page]
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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above mentioned.




                                           STOCKHOLDERS:


                                           ___________________________________
                                            Charles A. Hayes


                                           ___________________________________
                                            George Greenberg


                                           ___________________________________
                                            Maurice Fishman



                                           GUILFORD MILLS, INC.



                                           By:_____________________________
                                              Terrence E. Geremski
                                              Vice President, Chief Financial
                                              Officer and Treasurer